                    SUBORDINATION AND INTERCREDITOR AGREEMENT



         Subordination and Intercreditor Agreement entered into as of October 23, 1999 by and among PEOPLE'S BANK ("New Lender"), CONNECTICUT INNOVATIONS, INCORPORATED ("CII") and GUNTHER INTERNATIONAL, LTD. ("Gunther").

         WHEREAS, pursuant to a certain Commercial Revolving Agreement dated the date hereof between Gunther and the New Lender (the "Loan Agreement"), the New Lender has or may make loans to Gunther from time to time in the aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000) at any one time outstanding, which loans are evidenced by the Revolving Loan Agreement and a certain $500,000 Promissory Note (Revolving Credit Facility) dated the date hereof made by Gunther to the order of the New Lender (the "Revolving Note"); and

         WHEREAS, payment and performance of Gunther's obligations under the Revolving Loan Agreement and the Revolving Note are secured by a valid security interest in, and lien on, all of Gunther's tangible and intangible personal property, whether now owned or hereafter acquired, and all products and proceeds thereof (collectively "the Collateral"), all as more fully set forth in a certain Security Agreement dated the date hereof between Gunther and the New Lender ("the Security Agreement"); and

         WHEREAS, pursuant to a certain Commercial Loan Agreement dated the date hereof between Gunther and the New Lender (the "Commercial Loan Agreement"), the New Lender may make loans to Gunther from time to time in the aggregate principal amount of up to Two Hundred Thousand Dollars ($200,000) at any one time outstanding; and

         WHEREAS, payment and performance of Gunther's obligations under the Commercial Loan Agreement are to be secured by a valid pledge and security interest in cash deposits (the "Cash Deposits") to be delivered to the New Lender pursuant to a certain Pledge Agreement dated the date hereof between Gunther and the New Lender (the "Pledge Agreement"); and

         WHEREAS, Gunther is indebted to CII (the "CII Indebtedness") pursuant to a certain Amendment and Restatement of Development

Agreement made as of the 31st day of December, 1995 between Gunther and CII ("the CII Agreement"); and

         WHEREAS, payment and performance of the CII Indebtedness is secured by a valid security interest in and lien on all of the Collateral, as herein before defined; and

         WHEREAS, the Collateral, including the Cash Deposits, is also encumbered by a valid security interest and lien granted by Gunther to Gunther Partners, LLC ("GP") pursuant to a certain Loan and Security Agreement dated October 2, 1998 between Gunther and GP as amended by that certain Amendment to Loan and Security Agreement and Term Note dated as of September 15, 1999 between Gunther and GP; and

         WHEREAS, the Collateral, including the Cash Deposits, is also encumbered by a valid security interest and lien granted by Gunther to June H. Geneen, Phil E. Gilbert, Jr., Thomas W. Keesee and The United States Trust Company of New York, as Co-Executors of the Estate of Harold S. Geneen, State of New York, New York (collectively "the Estate") pursuant to a certain Security Agreement dated October 2, 1998 between Gunther and the Estate; and

         WHEREAS, pursuant to a certain Subordination and Intercreditor Agreement dated the date hereof between GP (the "GP Subordination"), the New Lender and Gunther, GP has agreed to subordinate its lien and security interest in the Cash Deposits and all of the other Collateral constituting Accounts, as defined in the GP Subordination, to the lien and security interest therein held by the New Lender; and

         WHEREAS, pursuant to a certain Subordination and Intercreditor Agreement dated the date hereof between the Estate, the New Lender and Gunther, the Estate has agreed to subordinate its lien and security interest in all of the Collateral, including the Cash Deposits, to the lien and security interest therein held by the New Lender; and

         WHEREAS, the New Lender has conditioned its extension of credit to Gunther under the Revolving Loan Agreement, the Revolving Note and the Commercial Loan Agreement upon CII's subordinating its lien in the Cash Deposits and other Collateral [other than Collateral which constitutes patents and trademarks (such portion of the Collateral which constitutes patents and trademarks herein called the "Patents and Trademarks")] to the



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lien of the New Lender in the Cash Deposits and the other Collateral other than
Patents and Trademarks; and

         WHEREAS, it is in the best interests of CII if the New Lender provides financing to Gunther pursuant to the Revolving Loan Agreement, the Revolving Note and the Commercial Loan Agreement; and

         NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. CII hereby subordinates its security interest and lien in Cash Deposits and the other Collateral other than the Patents and Trademarks (the Cash Deposits and the other Collateral other than Patents and Trademarks herein called the "Subordinated Collateral") to the security interest and lien of the New Lender therein. Notwithstanding the date, time, manner or order of attachment or perfection of the security interest and liens of CII or the New Lender in any of the Subordinated Collateral, and notwithstanding any provisions of the Uniform Commercial Code, any applicable law, any decision of any court or tribunal of competent jurisdiction or whether CII or the New Lender holds possession of all or any part of the Subordinated Collateral, the lien and security interest of the New Lender in and to the Subordinated Collateral and all proceeds thereof shall be prior in right to the lien and security interest of CII in and to the Subordinated Collateral.

         2. After the occurrence of a default in Gunther's obligations to the New Lender or CII which continues beyond any applicable grace period, (i) the proceeds from the disposition, sale or liquidation of the Subordinated Collateral other than the Cash Deposits shall be applied, regardless of when the indebtedness of Gunther to the New Lender or CII may be due, first to pay the debts, obligations and liabilities of Gunther to the New Lender under the Revolving Loan Agreement and the Revolving Note (including accrued interest, expenses and other costs) and then, to pay all other creditors of Gunther in accordance with their rights and (ii) the Cash Deposits shall be applied, regardless of when the indebtedness of Gunther to the New Lender or CII may be due, first to pay the debts, obligations and liabilities of Gunther to the New Lender under the Commercial Loan Agreement (including accrued interest, expenses and other costs) and then to pay all other creditors of Gunther in accordance with their rights. At all times, the New Lender may exercise all of its rights and remedies under the Revolving Loan


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Agreement, the Revolving Note and the Commercial Loan Agreement and, without limiting the foregoing, may take all actions that it deems desirable to collect the debts, obligations and liabilities of Gunther to the New Lender under the Revolving Loan Agreement, the Note and/or Commercial Revolving Loan Agreement ("collectively the New Lender Indebtedness") as the case may be, including without limitation, the repossessing, foreclosing, selling, releasing or disposing of any of the Subordinated Collateral and the commencement of, or joining with other creditors in the commencement of, bankruptcy or insolvency actions against Gunther.

         3. CII agrees to execute any assignment, UCC-1 financing statement, UCC-3 subordination agreement, or any other instrument or document requested by the New Lender and to take such further action as the New Lender may at any time, and from time to time, reasonably request in order to effectuate this Agreement.

         4. CII has, to the extent deemed necessary by CII, reviewed the existing agreements among the New Lender and Gunther and has had its counsel fully explain to it such agreements and this Agreement, and understands that there is no commitment or obligation on the New Lender's part to make any loans or advances or to extend credit to Gunther except as may be contained in current and presently effective written agreements between the New Lender and Gunther.

         5. In its discretion, the New Lender may at any time and from time to time: extend the time for payment of all or any of the New Lender Indebtedness; waive any event of default provided for in the documentation evidencing the New Lender Indebtedness; amend the interest rate applicable to the New Lender Indebtedness provided that at such time the CII Indebtedness is not in default and such amended rate is commercially reasonable (but in no event shall it exceed the Default Rate provided for in said documentation); waive or release any collateral which is pledged to, or held by New Lender as security for the New Lender Indebtedness; release any guarantor or accommodation party with respect to the New Lender Indebtedness; or modify or amend the terms of the documentation evidencing the New Lender Indebtedness with respect to and only with respect to the exercise of the rights of New Lender to accelerate such Indebtedness provided such modification or amendment is commercially reasonable; all as the New Lender may deem desirable without notice to or further assent from CII and without in any way affecting the New Lender's rights hereunder. New Lender may otherwise amend, modify or


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
restate the obligations of Gunther to the New Lender upon receipt of a written reaffirmation of this Subordination from CII, which reaffirmation CII shall not commercially unreasonably withhold (and provided that CII may withhold its consent in its sole discretion to any increase in the amount of the New Lender Indebtedness if the CII Indebtedness is then in default).

         6. This Agreement shall be governed by and construed under the laws of the State of Connecticut.

         7. The provisions of this Agreement are independent of and severable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         8. Neither the failure nor any delay on the part of the New Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by the New Lender hereunder shall be effective unless it is in writing and signed by the New Lender, and then only to the extent specifically stated in such writing.

         9. In order to induce the New Lender to provide financing to Gunther pursuant to the Revolving Loan Agreement, the Revolving Note and the Commercial Loan Agreement, Gunther hereby acknowledges this Agreement and agrees to be bound by all the terms, provisions and conditions hereof.

         10. This Agreement shall be binding upon CII and its successors and assigns and all of the New Lender's rights hereunder shall inure to the benefit of the New Lender and its successors and assigns.

         11. All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed given when received at the addresses provided below:

                  If to CII, to:



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                           Connecticut Innovations, Incorporated
                           999 West Street
                           Rocky Hill, Connecticut  06067
                           Attn:  Executive Director

                  If to the New Lender, to:

                           People's Bank
                           4 Broadway
                           Norwich, Connecticut  06360
                           Attn:  Arthur C. Barton

                  If to Gunther, to:

                           Gunther International, Ltd.
                           One Winnenden Road
                           Norwich, Connecticut  06360
                           Attention:  President

         Each party shall have the right to change its address by sending a written notice thereof to the other parties by registered or certified mail addressed as provided herein.

         12. CII, the New Lender and Gunther hereby agree that any state court or local court of the State of Connecticut and the United States District Court for the District of Connecticut shall have exclusive jurisdiction to hear and determine any claims or disputes between CII, the New Lender and Gunther pertaining directly or indirectly to this Agreement, or to any matter arising herefrom. CII, the New Lender and Gunther expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers may be made by registered or certified mail addressed to CII, the New Lender and Gunther, as the case may be, at the address of the New Lender, CII or Gunther, as the case may be, set forth above. The exclusive choice of forum set forth in this paragraph shall not be deemed to preclude the enforcement of any judgment obtained in such forum, in any appropriate jurisdiction.

         13. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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

         14. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed the day and year first above written.


Signed, Sealed and Delivered
in the Presence of:                          PEOPLE'S BANK


 /s/ Karl-Erik Sternlof                      By: /s/ Arthur C. Barton
----------------------------------              -------------------------------
Name:                                            Name:
                                                 Title: Vice President
/s/ Frank J. Saccomandi, III
----------------------------------
Name:

                                             CONNECTICUT INNOVATIONS,
                                             INCORPORATED


/s/ K. D. Coombs                             By: /s/ Victor R. Butnick
----------------------------------              -------------------------------
Name:                                            Name:
                                                 Title:  President & Executive
                                                         Director
----------------------------------
Name:


                                             GUNTHER INTERNATIONAL, LTD.


 /s/ Frank J. Saccomandi, III                By: /s/ Michael M. Vehlies
----------------------------------              -------------------------------
Name:                                            Name:
                                                 Title: Chief Financial
                                                        Officer
 /s/ Karl-Erik Sternlof
----------------------------------
Name:



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

STATE OF CONNECTICUT         )
                             )  ss. at Norwich                  November 8, 1999
COUNTY OF New London         )

Personally appeared Arthur C. Barton, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he is the Vice President of PEOPLE'S BANK, is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as such Officer of PEOPLE'S BANK, and the free act and deed of said bank, before me, the undersigned officer.


                                         /s/ Karl-Erik Sternlof
                                        ----------------------------------------
                                         Commissioner of the Superior Court



STATE OF CONNECTICUT      )
                          )    ss. Rocky Hill                   October 29, 1999
COUNTY OF HARTFORD        )

         Personally appeared Victor R. Butnick, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he/she as President and Executive Director of CONNECTICUT INNOVATIONS, INCORPORATED, is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as such Officer of CONNECTICUT INNOVATIONS, INCORPORATED, and the free act and deed of said corporation, before me, the undersigned officer.


                                         /s/ Julana F. Rader
                                        ----------------------------------------
                                        Name:
                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires Nov. 30, 2003






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

STATE OF CONNECTICUT        )
                            )   ss. Norwich                     October __, 1999
COUNTY OF New London        )

         Personally appeared Michael Vehlies, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he as Chief Financial Officer of GUNTHER INTERNATIONAL, LTD., is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as such Officer of GUNTHER INTERNATIONAL, LTD., and the free act and deed of said corporation, before me, the undersigned officer.


                                       /s/ Frank J. Saccomandi, III
                                      -----------------------------------------
                                      Name:
                                      Commissioner of the Superior Court







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